UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 3, 2009

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	I-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)		43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          OTHER EVENTS

On August 3, 2009, two members of the Board of Directors of Owens-Illinois, Inc. (the “Company”), David H.Y. Ho and Helge H. Wehmeier (each a “Buyer”), each entered into a Rule 10b5-1 Share Purchase Plan (the “Purchase Plan”) with RBC Capital Markets Corporation (the “Broker”) to conduct open market purchases of the Company’s common stock.  Each Purchase Plan shall be effective until the earliest of (i) written notice of the incapacity or death of the Buyer to the Broker; (ii) written notice of the termination of the Buyer’s director position with the Company; (iii) written instruction from the Company to the Broker to cease purchases under the Purchase Plan; or (iv) the date of which the Broker receives notice of the commencement or impending commencement of any proceedings in respect of or triggered by the Buyer’s bankruptcy or insolvency .  The stock purchases to be effected pursuant to the Purchase Plan are part of each Mr. Ho’s and Mr. Wehmeier’s personal stock ownership plan.

Each Purchase Plan was adopted in accordance with the Company’s insider trading policies and is intended to comply with the provisions of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Rule 10b5-1 permits officers and directors of public companies who are not in possession of material non-public information to adopt pre-determined plans for buying or selling stock under specified conditions and at specified times.  After adoption of such a plan and during the term of the plan, the officer or director has no further involvement in carrying out the trades under the plan.  The existence of such a plan enables officers and directors to gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information.

Except as required by law or as the Company may elect to disclose, the Company does not undertake to report other Purchase Plans that may be adopted by any of the directors and officers of the Company in the future, nor to report any modifications or terminations of, or transactions or other activities under, any Purchase Plan relating to the Company’s common stock.  Transactions under the Purchase Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: August 12, 2009	By:	/s/ James W. Baehren
	Name:	James W. Baehren
	Title:	Senior Vice President and General Counsel